Exhibit 33.3

LaSalle Bank [LOGO]                         LaSalle Bank N.A.
ABN AMRO                                    135 South LaSalle Street
                                            Suite 1625
                                            Chicago, IL 60603

                                            Global Securities and Trust Services

          Management's Assertion on Compliance with Item 1122 Criteria

LaSalle Bank National Association (the "Asserting Party") is responsible for assessing its compliance with the applicable servicing criteria set forth in
Item 1122(d) of Regulation AB (17 C.F.R, 229.1122(d)) as indicated on Exhibit A annexed hereto entitled "1122 Servicing Criteria to be Addressed in Assessment of Compliance" (the "Servicing Criteria"),

The Asserting Party has assessed the effectiveness of its compliance with the applicable Servicing Criteria as of December 31, 2006, and for the period of January 1, 2006 through December 31, 2006 (the "Reporting Period"). In making this assessment, the Asserting Party used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

Based on such assessment, the Asserting Party believes that, as of December 31, 2006 and for the Reporting Period, it has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB for the servicing activities it performs in the asset-backed securities transactions detailed on Exhibit B. For servicing criteria 1122(d)(3)(i)(A) and (B), this assertion covers only the information on the report to investors that is required by the respective transaction agreements.

Ernst and Young, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's assessment of compliance with the Servicing Criteria as of December 31, 2006 and for the Reporting Period. The asset-backed securities transactions to which this assertion and the attestation report relate are listed on Exhibit B.

LaSalle Bank National Association


By: /s/ Barbara L. Marik
    ------------------------------------
Name: Barbara L. Marik
Title: First Vice President
Date: February 28, 2007

                                    Exhibit A

                             1122 Servicing Criteria
                 to be addressed in an Assessment of Compliance

                                                              Servicing Criteria
                                                                Applicable to
                                                                LaSalle Bank
      Reg AB                                                      National
    Reference                 Servicing Criteria                Association
--------------------------------------------------------------------------------
                   General Servicing Considerations
--------------------------------------------------------------------------------
 1122(d)(1)(i)     Policies and procedures are                       X
                   instituted to monitor any performance
                   or other triggers and events of
                   default in accordance with the
                   transaction agreements.
--------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities              X
                   are outsourced to third parties,
                   policies and procedures are instituted
                   to monitor the third party's
                   performance and compliance with such
                   servicing activities.
--------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction
                   agreements to maintain a back-up
                   servicer for the Pool Assets are
                   maintained.
--------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and                    X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting
                   period in the amount of coverage
                   required by and otherwise in
                   accordance with the terms of the
                   transaction agreements.
--------------------------------------------------------------------------------
                      Cash Collection and Administration
--------------------------------------------------------------------------------
 1122(d)(2)(i)     Payments on pool assets are deposited             X
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business
                   days following receipt, or such other
                   number of days specified in the
                   transaction agreements.
--------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer              X
                   on behalf of an obligor or to an
                   investor are made only by authorized
                   personnel.
--------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees                   X
                   regarding collections, cash flows or
                   distributions, and any interest or
                   other fees charged for such advances,
                   are made, reviewed and approved as
                   specified in the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the                      X
                   transaction, such as cash reserve
                   accounts or accounts established
                   as a form of over
                   collateralization, are separately
                   maintained (e.g., with respect to
                   commingling of cash) as set forth
                   in the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at           X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to
                   a foreign financial institution means a
                   foreign financial institution that meets
                   the requirements of Rule 13k-1(b)(1) of
                   the Securities Exchange Act.
--------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to          X
                   prevent unauthorized access.
--------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a                 X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and related
                   bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30
                   calendar days after the bank statement
                   cutoff date, or such other number of
                   days specified in the transaction
                   agreements; (C) reviewed and approved by
                   someone other than the person who
                   prepared the reconciliation; and (D)
                   contain explanations for reconciling
                   items. These reconciling items are
                   resolved within 90 calendar days of
                   their original identification, or such
                   other number of days specified in the
                   transaction agreements.
--------------------------------------------------------------------------------
                      Investor Remittances and Reporting
--------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to          X
                   be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
                   such reports (A) are prepared in
                   accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction agreements;
                   (C) are filed with the Commission as
                   required by its rules and regulations;
                   and (D) agree with investors' or the
                   indenture trustee's records as to the
                   total unpaid principal balance and
                   number of Pool Assets serviced by the
                   related Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated            X
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor                 X
                   are posted within two business days
                   to the related Servicer's investor
                   records, or such other number of
                   days specified in the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per                 X
                   the investor reports agree with
                   cancelled checks, or other form of
                   payment, or custodial bank
                   statements.
--------------------------------------------------------------------------------
                           Pool Asset Administration
--------------------------------------------------------------------------------
 1122(d)(4)(i)     Collateral or security on pool assets is          X
                   maintained as required by the
                   transaction agreements or related pool
                   asset documents.
--------------------------------------------------------------------------------
1122(d)(4)(ii)     Pool assets and related documents are             X
                   safeguarded as required by the
                   transaction agreements
--------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions          X
                   to the asset pool are made, reviewed and
                   approved in accordance with any conditions
                   or requirements in the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on pool assets, including any
                   payoffs, made in accordance with the
                   related pool asset documents are posted
                   to the related Servicer's obligor
                   records maintained no more than two
                   business days after receipt, or such
                   other number of days specified in the
                   transaction agreements, and allocated to
                   principal, interest or other items
                   (e.g., escrow) in accordance with the
                   related pool asset documents.
--------------------------------------------------------------------------------
1122(d)(4)(v)      The related Servicer's records
                   regarding the pool assets agree with
                   the related Servicer's records with
                   respect to an obligor's unpaid
                   principal balance.
--------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or
                   status of an obligor's pool assets
                   (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by
                   authorized personnel in accordance with
                   the transaction agreements and related
                   pool asset documents.
--------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted
                   and concluded in accordance with the
                   timeframes or other requirements
                   established by the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts
                   are maintained during the period a pool
                   asset is delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at least a
                   monthly basis, or such other period
                   specified in the transaction
                   agreements, and describe the entity's
                   activities in monitoring delinquent
                   pool assets including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
                   illness or unemployment).
--------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates
                   of return for pool assets with variable
                   rates are computed based on the related
                   pool asset documents.
--------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an
                   obligor (such as escrow accounts): (A)
                   such funds are analyzed, in accordance
                   with the obligor's pool asset documents,
                   on at least an annual basis, or such
                   other period specified in the
                   transaction agreements; (B) interest on
                   such funds is paid, or credited, to
                   obligors in accordance with applicable
                   pool asset documents and state laws; and
                   (C) such funds are returned to the
                   obligor within 30 calendar days of full
                   repayment of the related pool assets, or
                   such other number of days specified in
                   the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor
                   (such as tax or insurance payments) are
                   made on or before the related penalty
                   or expiration dates, as indicated on
                   the appropriate bills or notices for
                   such payments, provided that such
                   support has been received by the
                   servicer at least 30 calendar days
                   prior to these dates, or such other
                   number of days specified in the
                   transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in
                   connection with any payment to be
                   made on behalf of an obligor are
                   paid from the related Servicer's
                   funds and not charged to the
                   obligor, unless the late payment was
                   due to the obligor's error or
                   omission.
--------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an
                   obligor are posted within two business
                   days to the obligor's records maintained
                   by the servicer, or such other number of
                   days specified in the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and
                   uncollectible accounts are
                   recognized and recorded in
                   accordance with the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other                 X
                   support, identified in Item
                   1114(a)(1) through (3) or Item 1115
                   of Regulation AB, is maintained as
                   set forth in the transaction
                   agreements.

                                    EXHIBIT B
                               2006 Transactions


            Non-Specific Transactions                         Nominal Trustee Transactions
---------------------------------------------------------------------------------------------------------
               ACE Series 2006-GP1                           Bear Stearns Series 2006-PWR11
---------------------------------------------------------------------------------------------------------
     Banc of America Comm. Mtge Series 2006-2                Bear Stearns Series 2006-PWR12
---------------------------------------------------------------------------------------------------------
     Banc of America Comm. Mtge Series 2006-5                Bear Stearns Series 2006-PWR13
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-AQ1                      Bear Stearns Series 2006-PWR14
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-EC1                      Bear Stearns Series 2006-TOP22
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-EC2                      Bear Stearns Series 2006-TOP24
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE1                      GSAA Home Equity Trust 2006-14
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE2                         GSAMP Series 2006-HE3
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE3                         GSAMP Series 2006-HE4
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE4                         GSAMP Series 2006-HE5
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE5                         GSAMP Series 2006-HE6
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE6                         GSAMP Series 2006-HE7
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE7                         GSAMP Series 2006-HE8
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE8                        JP Morgan Series 2006-LDP9
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE9                     Morgan Stanley Series 2006-TOP21
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE10                    Morgan Stanley Series 2006-TOP23
---------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-PC1                  Morgan Stanley Capital I Series 2006-HQ10
---------------------------------------------------------------------------------------------------------
          Bear Stearns ABS Series 2006-1             Morgan Stanley Mtg Loan Trust Series 2006-16ARX
---------------------------------------------------------------------------------------------------------
   Bear Stearns Mortgage Funding Series 2006-SL1      Morgan Stanley Mtg Loan Trust Series 2006-1AR
---------------------------------------------------------------------------------------------------------
   Bear Stearns Mortgage Funding Series 2006-SL2      Morgan Stanley Mtg Loan Trust Series 2006-3AR
---------------------------------------------------------------------------------------------------------
   Bear Stearns Mortgage Funding Series 2006-SL3      Morgan Stanley Mtg Loan Trust Series 2006-5AR
---------------------------------------------------------------------------------------------------------
   Bear Stearns Mortgage Funding Series 2006-SL4      Morgan Stanley Mtg Loan Trust Series 2006-6AR
---------------------------------------------------------------------------------------------------------
   Bear Stearns Mortgage Funding Series 2006-SL5      Morgan Stanley Mtg Loan Trust Series 2006-8AR
---------------------------------------------------------------------------------------------------------
   Bear Stearns Mortgage Funding Series 2006-SL6      Morgan Stanley Mtg Loan Trust Series 2006-9AR
---------------------------------------------------------------------------------------------------------
             C-BASS Series 2006-CB7                     Morgan Stanley Mtg Loan Trust Series 2006-2
---------------------------------------------------------------------------------------------------------
             C-BASS Series 2006-CB9                     Morgan Stanley Mtg Loan Trust Series 2006-7
---------------------------------------------------------------------------------------------------------
 Citigroup Commercial Mortgage Trust Series 2006-C4    Morgan Stanley Mtg Loan Trust Series 2006-11
---------------------------------------------------------------------------------------------------------
 Citigroup Commercial Mortgage Trust Series 2006-C5   Morgan Stanley Mtg Loan Trust Series 2006-12XS
---------------------------------------------------------------------------------------------------------
      CD 2006-CD3 Mortage Trust                      Morgan Stanley Mtg Loan Trust Series 2006-13ARX
---------------------------------------------------------------------------------------------------------
              COMM Series 2006-C8                     Morgan Stanley Mtg Loan Trust Series 2006-15XS
---------------------------------------------------------------------------------------------------------
     CSFB Commercial Mtg. Trust Series 2006-C4        Morgan Stanley Mtg Loan Trust Series 2006-17XS
---------------------------------------------------------------------------------------------------------
         First Franklin MLT Series 2006-FF18            Thornburg Mtg Securities Trust Series 2006-1
---------------------------------------------------------------------------------------------------------
         Greenwich Capital Series 2006-GG7              Thornburg Mtg Securities Trust Series 2006-2
---------------------------------------------------------------------------------------------------------
     GE Capital Comm Mtg. Corp. Series 2006-C1          Thornburg Mtg Securities Trust Series 2006-3
---------------------------------------------------------------------------------------------------------
           JP Morgan Series 2006-CIBC14                 Thornburg Mtg Securities Trust Series 2006-4
---------------------------------------------------------------------------------------------------------
           JP Morgan Series 2006-CIBC15                 Thornburg Mtg Securities Trust Series 2006-5
---------------------------------------------------------------------------------------------------------
           JP Morgan Series 2006-CIBC17                 Thornburg Mtg Securities Trust Series 2006-6
---------------------------------------------------------------------------------------------------------
           JP Morgan Series 2006-LDP7                          ZUNI Trust Series 2006-OA1
---------------------------------------------------------------------------------------------------------
           JP Morgan Series 2006-LDP8
---------------------------------------------------------------------------------------------------------


    Custodian Only Transactions             Paying Agent Only Transactions
-------------------------------------------------------------------------------
      Basic Asset Backed 2006-1            Washington Mutual Series 2006-AR2
-------------------------------------------------------------------------------
    Credit Suisse AB Series 2006-1         Washington Mutual Series 2006-AR6
-------------------------------------------------------------------------------
    Credit Suisse AB Series 2006-2         Washington Mutual Series 2006-AR7
-------------------------------------------------------------------------------
    Credit Suisse AB Series 2006-3         Washington Mutual Series 2006-AR8
-------------------------------------------------------------------------------
    Credit Suisse AB Series 2006-4         Washington Mutual Series 2006-AR9
-------------------------------------------------------------------------------
  Credit Suisse ARMT Series 2006-1        Washington Mutual Series 2006-AR10
-------------------------------------------------------------------------------
  Credit Suisse ARMT Series 2006-2        Washington Mutual Series 2006-AR11
-------------------------------------------------------------------------------
  Credit Suisse ARMT Series 2006-3        Washington Mutual Series 2006-AR12
-------------------------------------------------------------------------------
  Credit Suisse HEMT Series 2006-1        Washington Mutual Series 2006-AR13
-------------------------------------------------------------------------------
  Credit Suisse HEMT Series 2006-2        Washington Mutual Series 2006-AR14
-------------------------------------------------------------------------------
  Credit Suisse HEMT Series 2006-3        Washington Mutual Series 2006-AR15
-------------------------------------------------------------------------------
  Credit Suisse HEMT Series 2006-4        Washington Mutual Series 2006-AR16
-------------------------------------------------------------------------------
  Credit Suisse HEMT Series 2006-5        Washington Mutual Series 2006-AR17
-------------------------------------------------------------------------------
  Credit Suisse HEMT Series 2006-6        Washington Mutual Series 2006-AR18
-------------------------------------------------------------------------------
     Credit Suisse Series 2006-1          Washington Mutual Series 2006-AR19
-------------------------------------------------------------------------------
     Credit Suisse Series 2006-2           Washington Mutual Series 2006-HE1
-------------------------------------------------------------------------------
     Credit Suisse Series 2006-3           Washington Mutual Series 2006-HE2
-------------------------------------------------------------------------------
     Credit Suisse Series 2006-4           Washington Mutual Series 2006-HE3
-------------------------------------------------------------------------------
     Credit Suisse Series 2006-5           Washington Mutual Series 2006-HE4
-------------------------------------------------------------------------------
     Credit Suisse Series 2006-6           Washington Mutual Series 2006-HE5
-------------------------------------------------------------------------------
     Credit Suisse Series 2006-7           Washington Mutual WMALT 2006-AR1
-------------------------------------------------------------------------------
     Credit Suisse Series 2006-8           Washington Mutual WMALT 2006-AR2
-------------------------------------------------------------------------------
     Credit Suisse Series 2006-9           Washington Mutual WMALT 2006-AR3
-------------------------------------------------------------------------------
  Credit Suisse HEAT Series 2006-1         Washington Mutual WMALT 2006-AR4
-------------------------------------------------------------------------------
  Credit Suisse HEAT Series 2006-3         Washington Mutual WMALT 2006-AR5
-------------------------------------------------------------------------------
  Credit Suisse HEAT Series 2006-4         Washington Mutual WMALT 2006-AR6
-------------------------------------------------------------------------------
  Credit Suisse HEAT Series 2006-5         Washington Mutual WMALT 2006-AR7
-------------------------------------------------------------------------------
  Credit Suisse HEAT Series 2006-6         Washington Mutual WMALT 2006-AR8
-------------------------------------------------------------------------------
  Credit Suisse HEAT Series 2006-7         Washington Mutual WMALT 2006-AR9
-------------------------------------------------------------------------------
  Credit Suisse HEAT Series 2006-8         Washington Mutual WMALT 2006-AR10
-------------------------------------------------------------------------------
 Lehman Mortgage Trust Series 2006-1        Washington Mutual WMALT 2006-1
-------------------------------------------------------------------------------
 Lehman Mortgage Trust Series 2006-4        Washington Mutual WMALT 2006-2
-------------------------------------------------------------------------------
 Lehman Mortgage Trust Series 2006-5        Washington Mutual WMALT 2006-3
-------------------------------------------------------------------------------
 Lehman Mortgage Trust Series 2006-6        Washington Mutual WMALT 2006-4
-------------------------------------------------------------------------------
 Lehman Mortgage Trust Series 2006-7        Washington Mutual WMALT 2006-5
-------------------------------------------------------------------------------
 Lehman Mortgage Trust Series 2006-8        Washington Mutual WMALT 2006-6
-------------------------------------------------------------------------------
 Lehman Mortgage Trust Series 2006-9        Washington Mutual WMALT 2006-7
-------------------------------------------------------------------------------
   Lehman XS Trust Series 2006-1            Washington Mutual WMALT 2006-8
-------------------------------------------------------------------------------
    Lehman XS Trust Series 2006-3           Washington Mutual WMALT 2006-9
-------------------------------------------------------------------------------


             Non-Specific Transactions                        Nominal Trustee Transactions
------------------------------------------------------------------------------------------------
           Lehman XS Trust Series 2006-8
------------------------------------------------------------------------------------------------
          Lehman XS Trust Series 2006-11
------------------------------------------------------------------------------------------------
          Lehman XS Trust Series 2006-15
------------------------------------------------------------------------------------------------
          Lehman XS Trust Series 2006-19
------------------------------------------------------------------------------------------------
          Lehman XS Trust Series 2006-20
------------------------------------------------------------------------------------------------
        Lehman Mortgage Trust Series 2006-2
------------------------------------------------------------------------------------------------
      LB-UBS Comm. Mtge. Trust Series 2006-C1
------------------------------------------------------------------------------------------------
      LB-UBS Comm. Mtge. Trust Series 2006-C3
------------------------------------------------------------------------------------------------
      LB-UBS Comm. Mtge. Trust Series 2006-C4
------------------------------------------------------------------------------------------------
      LB-UBS Comm. Mtge. Trust Series 2006-C6
------------------------------------------------------------------------------------------------
      LB-UBS Comm. Mtge. Trust Series 2006-C7
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-MLN1
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-OPT1
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-WMC2
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-FF1
------------------------------------------------------------------------------------------------
      Merrill Lynch Countrywide Series 2006-1
------------------------------------------------------------------------------------------------
      Merrill Lynch Countrywide Series 2006-2
------------------------------------------------------------------------------------------------
      Merrill Lynch Countrywide Series 2006-3
------------------------------------------------------------------------------------------------
      Merrill Lynch Countrywide Series 2006-4
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-AHL1
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-AR1
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-FM1
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-HE2
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-HE3
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-HE4
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-HE5
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-HE6
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-RM1
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-RM2
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-RM3
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-RM4
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-RM5
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-SD1
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-SL1
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-SL2
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-C1
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-C2
------------------------------------------------------------------------------------------------
     Morgan Stanley Capital I Series 2006-HQ8
------------------------------------------------------------------------------------------------
     Morgan Stanley Capital I Series 2006-HQ9
------------------------------------------------------------------------------------------------
     Morgan Stanley Capital I Series 2006-IQ11
------------------------------------------------------------------------------------------------
     Morgan Stanley Capital I Series 2006-IQ12
------------------------------------------------------------------------------------------------
   Morgan Stanley Mtg Loan Trust Series 2006-4SL
------------------------------------------------------------------------------------------------
  Morgan Stanley Mtg Loan Trust Series 2006-10SL
------------------------------------------------------------------------------------------------
  Morgan Stanley Mtg Loan Trust Series 2006-14SL
------------------------------------------------------------------------------------------------
      OWNIT Mortgage Loan Trust Series 2006-3
------------------------------------------------------------------------------------------------
      OWNIT Mortgage Loan Trust Series 2006-4


             Custodian Only Transactions             Paying Agent Only Transactions
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
      OWNIT Mortgage Loan Trust Series 2006-5
----------------------------------------------------------------------------------------
      OWNIT Mortgage Loan Trust Series 2006-6
----------------------------------------------------------------------------------------
            Lehman XS Trust Series 2006-5
----------------------------------------------------------------------------------------
            Lehman XS Trust Series 2006-7
----------------------------------------------------------------------------------------
            Lehman XS Trust Series 2006-9
----------------------------------------------------------------------------------------
           Lehman XS Trust Series 2006-10N
----------------------------------------------------------------------------------------
            Lehman XS Trust Series 2006-12
----------------------------------------------------------------------------------------
            Lehman XS Trust Series 2006-13
----------------------------------------------------------------------------------------
            Lehman XS Trust Series 2006-17
----------------------------------------------------------------------------------------
            Morgan Stanley Series 2006-HE1
----------------------------------------------------------------------------------------
            Morgan Stanley Series 2006-HE2
----------------------------------------------------------------------------------------
            Morgan Stanley Series 2006-HE3
----------------------------------------------------------------------------------------
            Morgan Stanley Series 2006-HE4
----------------------------------------------------------------------------------------
            Morgan Stanley Series 2006-HE5
----------------------------------------------------------------------------------------
            Morgan Stanley Series 2006-HE6
----------------------------------------------------------------------------------------
            Morgan Stanley Series 2006-HE7
----------------------------------------------------------------------------------------
            Morgan Stanley Series 2006-HE8
----------------------------------------------------------------------------------------
           Morgan Stanley HEL Series 2006-1
----------------------------------------------------------------------------------------
                   NYMC Series 2006
----------------------------------------------------------------------------------------
                     SAIL 2006-1
----------------------------------------------------------------------------------------
                     SAIL 2006-2
----------------------------------------------------------------------------------------
                     SAIL 2006-3
----------------------------------------------------------------------------------------
                     SAIL 2006-4
----------------------------------------------------------------------------------------
                     SARM 2006-1
----------------------------------------------------------------------------------------
                     SARM 2006-2
----------------------------------------------------------------------------------------
                     SARM 2006-3
----------------------------------------------------------------------------------------
                     SARM 2006-4
----------------------------------------------------------------------------------------
                     SARM 2006-5
----------------------------------------------------------------------------------------
                     SARM 2006-6
----------------------------------------------------------------------------------------
                     SARM 2006-7
----------------------------------------------------------------------------------------
                     SARM 2006-8
----------------------------------------------------------------------------------------
                     SARM 2006-9
----------------------------------------------------------------------------------------
                     SARM 2006-10
----------------------------------------------------------------------------------------
                     SARM 2006-11
----------------------------------------------------------------------------------------
                     SARM 2006-12
----------------------------------------------------------------------------------------
                    SASCO 2006-BC1
----------------------------------------------------------------------------------------
                    SASCO 2006-BC2
----------------------------------------------------------------------------------------
                    SASCO 2006-BC3
----------------------------------------------------------------------------------------
                    SASCO 2006-BC4
----------------------------------------------------------------------------------------
                    SASCO 2006-BC5
----------------------------------------------------------------------------------------
                    SASCO 2006-BC6
----------------------------------------------------------------------------------------
                    SASCO 2006-S1
----------------------------------------------------------------------------------------
                    SASCO 2006-S2
----------------------------------------------------------------------------------------
                    SASCO 2006-S3
----------------------------------------------------------------------------------------
                    SASCO 2006-S4
----------------------------------------------------------------------------------------
     Sequoia Alternative Loan Trust Series 2006-1


             Non-Specific Transactions                        Nominal Trustee Transactions
-----------------------------------------------------------------------------------------------
      OWNIT Mortgage Loan Trust Series 2006-7
-----------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-1
-----------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-2
-----------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-3
-----------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-4
-----------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-5
-----------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-6
-----------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-7
-----------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-8
-----------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-9
-----------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-10
-----------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-12
-----------------------------------------------------------------------------------------------
               SATURNS Series 2006-1
-----------------------------------------------------------------------------------------------
               SATURNS Series 2006-2
-----------------------------------------------------------------------------------------------
                TILES Series 2006-1
-----------------------------------------------------------------------------------------------
         Wachovia Bank CMT Series 2006-C24
-----------------------------------------------------------------------------------------------


Custodian Only Transactions                                Paying Agent Only Transactions
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------